Prospectus Supplement March 1, 2022

For the following funds with prospectuses dated January 27, 2022:

Capital Group Core Equity ETFSM Capital Group Core Plus Income ETFSM Capital Group Dividend Value ETFSM Capital Group Global Growth Equity ETFSM	Capital Group Growth ETFSM Capital Group International Focus Equity ETFSM

The following is added to the “Investment objective(s), strategies and risks” section of the prospectus:

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental-related events resulting from climate change or society’s response to environmental change, social conditions (e.g., labor relations, investment in human capital, accident prevention, changing customer behavior) or governance issues (e.g., board composition, significant breaches of international agreements, unsound business practices).

Keep this supplement with your prospectus.

Lit. No. MFGEBS-506-0322P CGD/AFD/10039-S88049